Summary Prospectus Supplement dated January 21, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:
Invesco V.I. Global Multi-Asset Fund
Following a number of meetings in December, 2010 and January, 2011, the Boards of Trustees of the Invesco Funds have unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund listed below, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders:

TARGET FUND	ACQUIRING FUND

Invesco V.I. Global Multi-Asset Fund	Invesco V.I. Balanced-Risk Allocation Fund
The Agreement requires approval by the Target Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied, the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.
A combined Proxy Statement/Prospectus will be sent to shareholders of the Target Fund to seek their approval of the Agreement, which will include a full discussion of the reorganization and the factors the Board of Trustees considered in approving the Agreement.